UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 18, 2022

THE ODP CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10948	85-1457062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of Principal Executive Offices)	(Zip Code)

(561) 438-4800

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	ODP	The NASDAQ Stock Market (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The ODP Corporation (the “Company”) issued a press release containing preliminary unaudited information about the Company’s expected results for the second quarter ended June 25, 2022 and outlook for its fiscal year ending December 31, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01. Other Events.

The press release referred to above also announced that the Company’s Board of Directors has approved a new $600 million share repurchase authorization, available through June 30, 2024. As a part of this new authorization, the Company is launching a $300 million modified “Dutch auction” cash tender offer to be funded through its cash on hand and its asset-based lending facility.

Additional Information and Where to Find It

The tender offer described above has not yet commenced, and there can be no assurances that the Company will commence the tender offer on the terms described or at all. On the commencement date of the tender offer, the Company will file a tender offer statement on Schedule TO, including an offer to purchase, letter of transmittal and related materials, with the SEC. The tender offer will be made only pursuant to the offer to purchase, the related letter of transmittal and other related materials filed as part of the Schedule TO with the SEC upon commencement of the tender offer. When available, shareholders should read carefully the offer to purchase, letter of transmittal and related materials because they will contain important information, including the various terms of, and conditions to, the tender offer. Once the tender offer is commenced, shareholders will be able to obtain a free copy of the tender offer statement on Schedule TO, the offer to purchase, letter of transmittal and other documents that the Company will be filing with the SEC at the SEC’s website at www.sec.gov or from the Company’s information agent in connection with the tender offer.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1	Press release of The ODP Corporation, dated July 18, 2022.

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ODP CORPORATION

Date: July 18, 2022	/s/ Sarah E. Hlavinka
	Name:	Sarah E. Hlavinka
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary